UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 30, 2023

GREENHILL & CO., INC.
(Exact name of registrant as specified in charter)

Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas New York, New York	10020
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	GHL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of May 22, 2023 (the “Merger Agreement”), among Greenhill & Co., Inc., a Delaware corporation (the “Company”), Mizuho Americas LLC, a Delaware limited liability company (“Purchaser”), and Blanc Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Purchaser (“Sub”), pursuant to which, on November 30, 2023 (the “Closing Date”), Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Purchaser (the “Surviving Corporation”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each issued and outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) (except for shares held by the Company as treasury stock, by any of the Company’s subsidiaries, by Purchaser or any of Purchaser’s subsidiaries (including Sub), or by any holder who was entitled to demand appraisal and had properly and validly demanded appraisal of such shares of Company Common Stock pursuant to Section 262 of the General Corporation Law of the State of Delaware, which, in each case, was treated as described in the Merger Agreement (the “Excluded Shares”)), was automatically converted into the right to receive $15.00 in cash (the “Merger Consideration”) and (ii) each share of common stock of Sub, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time was converted into one fully paid and nonassessable share of common stock of the Surviving Corporation, par value $0.001 per share.

At the Effective Time, (i) each outstanding Company restricted stock unit award (each a “Company RSU Award”) was converted into an unvested Purchaser cash-based award with respect to an amount in cash equal to the product obtained by multiplying (a) the Merger Consideration by (b) the number of shares of Company Common Stock covered by such award, which will otherwise remain subject to the same terms and conditions applicable to such award as of immediately prior to the Effective Time, (ii) each outstanding Company performance stock unit award (each a “Company PSU Award”) became fully vested and was converted into the right to receive an amount in cash equal to the product obtained by multiplying (a) the Merger Consideration by (b) the number of shares of Company Common Stock covered by such award based on the target level of performance and (iii) each outstanding deferred cash award (each a “Company Deferred Cash Award”) was converted into an unvested Purchaser cash-based award with respect to an equivalent amount in cash that had not yet been paid with respect to such award as of immediately prior to the Effective Time, which will remain subject to the same terms and conditions applicable to such award as of immediately prior to the Effective Time.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on May 22, 2023, which is incorporated by reference into this Item 2.01.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had closed and requested that the NYSE (i) suspend trading of Company Common Stock, (ii) withdraw Company Common Stock from listing on the NYSE prior to the open of trading on December 1, 2023, and (iii) file with the SEC a notification of delisting on Form 25 of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As a result, the Company Common Stock will no longer be listed on the NYSE.  Additionally, the Company intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification of Rights of Security Holders.

At the Effective Time, each issued and outstanding share of Company Common Stock (other than Excluded Shares), Company RSU Award, Company PSU Award, and Company Deferred Cash Award was cancelled and converted into the right to receive the respective consideration specified in the Merger Agreement.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

At the Effective Time, Sub was merged with and into the Company pursuant to the Merger Agreement, with the Company continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Purchaser.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, and pursuant to the terms of the Merger Agreement, the Company’s directors as of immediately prior to the Effective Time ceased serving as directors of the Company, and Gerald A. Rizzieri was appointed as sole director of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, as of the Effective Time, the second amended and restated certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the certificate of incorporation as so amended and restated, the “Third Amended and Restated Certificate of Incorporation”).  The Third Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03.

In addition, as of the Effective Time, in accordance with the Merger Agreement, the bylaws of the Company, as in effect as of immediately prior to the Effective Time, were amended and restated in their entirety (the bylaws as so amended and restated, the “Amended and Restated Bylaws”).  The Amended and Restated Bylaws are filed as Exhibit 3.2 hereto and incorporated by reference into this Item 5.03.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events

On December 1, 2023, the Company and Mizuho Financial Group, Inc. issued a joint press release announcing the completion of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of May 22, 2023, among Mizuho Americas LLC, Blanc Merger Sub, Inc. and Greenhill & Co., Inc. (incorporated by reference to Exhibit 2.1 to Greenhill & Co., Inc.’s Current Report on Form 8-K, filed with the SEC on May 22, 2023).

3.1	Third Amended and Restated Certificate of Incorporation of Greenhill & Co., Inc.

3.2	Amended and Restated Bylaws of Greenhill & Co., Inc.

99.1	Joint Press Release, dated as of December 1, 2023, issued by Greenhill &Co., Inc. and Mizuho Financial Group, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHILL & CO., INC.

By:	/s/ Mark R. Lasky
Name:	Mark R. Lasky
Title:	Chief Financial Officer

Date: December 1, 2023